EXHIBIT 77Q1 (a)

A copy of the Amendment to the By-Laws dated August 8, 2001 are incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on December 28, 2001.